SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
               SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. __)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Sectioin 240.14a-12

                                 Equitex, Inc.
                                 -------------
                (Name of Registrant as Specified in its Charter)

                                Thomas B. Olson
                                ---------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

     (1) Title of each class of securities to which transaction applies:
         ______________________________________________________________
     (2) Aggregate number of securities to which transaction applies:
         ______________________________________________________________
     (3) Per unit price or other underlying value of transaction computed pursuat to Exchange Act Rule 0-11:____________________________
     (4) Proposed Maximum aggregate value of transaction:______________
     (5) Total Fee Paid:_______________________________________________

[ ]  Fee previously paid with preliminary materials

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by regitration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:__________________________________
(2) Form, Schedule or Registration Statement No.:____________
(3) Filing Party:____________________________________________
(4) Date Filed:______________________________________________

                                  EQUITEX, INC.
                            7315 East Peakview Avenue
                      Greenwood Executive Park, Building 8
                            Englewood, Colorado 80111
--------------------------------------------------------------------------------
                  NOTICE OF 1997 ANNUAL MEETING OF STOCKHOLDERS
                         To Be Held on December 30, 1997
--------------------------------------------------------------------------------

                                                                December 5, 1997
TO THE STOCKHOLDERS OF EQUITEX, INC.:

         The 1997 Annual Meeting of Stockholders of Equitex, Inc., a Delaware corporation (the "Company"), will be held at the offices of Friedlob Sanderson Raskin Paulson & Tourtillott, LLC, 1400 Glenarm Place, Third Floor, Denver, Colorado 80202, on December 30, 1997 at 10:00 a.m. Mountain Standard Time, to consider and take action on:

         1. The election of three directors to serve until the next annual meeting of stockholders and until their successors have been elected and qualified. (Passage of this proposal requires the affirmative vote of a majority of the voting shares represented at the meeting.)

         2. A proposal to ratify the appointment of Davis & Co., CPAs, P.C. as the independent auditor of the Company for the year ending December 31, 1997. (Passage of this proposal requires the affirmative vote of a majority of the voting shares represented at the meeting.)

         3. Such other business as may properly come before the meeting, or any adjournment or adjournments thereof.

         The discussion of the proposals of the Board of Directors set forth above is intended only as a summary, and is qualified in its entirety by the information relating to the proposals set forth in the accompanying Proxy Statement.

         Only holders of record of Common Stock at the close of busi ness on December 4, 1997 will be entitled to notice of and to vote at this Annual Meeting, or any postponements or adjournments thereof.

December 5, 1997                            By Order of the Board of
                                            Directors:

                                            Thomas B. Olson
                                            Secretary

         YOU ARE URGED TO DATE, SIGN AND PROMPTLY RETURN YOUR PROXY SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES. THE GIVING OF SUCH PROXY DOES NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.

                             YOUR VOTE IS IMPORTANT

                                  EQUITEX, INC.
                            7315 East Peakview Avenue
                      Greenwood Executive Park, Building 8
                            Englewood, Colorado 80111

                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON DECEMBER 30, 1997


                                                                December 5, 1997


THIS PROXY STATEMENT IS FURNISHED IN CONNECTION WITH A SOLICITATION OF PROXIES (IN THE FORM ENCLOSED) BY THE BOARD OF DIRECTORS OF EQUITEX, INC. (THE "COMPANY") TO BE USED AT THE 1997 ANNUAL MEETING OF STOCKHOLDERS AT 10:00 A.M. (MOUNTAIN STANDARD TIME), ON DECEMBER 30, 1997 AT THE OFFICES OF FRIEDLOB SANDERSON RASKIN PAULSON & TOURTILLOTT, LLC, 1400 GLENARM PLACE, THIRD FLOOR, DENVER, COLORADO 80202. THE PROXY AND PROXY STATEMENT WILL BE MAILED TO STOCK HOLDERS ON OR ABOUT DECEMBER 5, 1997.


                              REVOCABILITY OF PROXY

       If the enclosed Proxy is executed and returned, it will be voted on the proposals as indicated by the stockholder. The Proxy may be revoked by the stockholder at any time prior to its use by notice in writing to the Secretary of the Company, by executing a later dated proxy and delivering it to the Company prior to the meeting or by voting in person at the meeting.


                                  SOLICITATION

       The cost of preparing, assembling and mailing the Notice of Meeting, Proxy Statement and Proxy (the "Proxy Materials"), mis cellaneous costs with respect to the Proxy Materials and solici tation of the Proxies will be paid by the Company. The Company also may use the services of its directors, officers and employees to solicit Proxies, personally or by telephone and telegraph, but at no additional salary or compensation. The Company intends to request banks, brokerage houses and other custodians, nominees and fiduciaries to forward copies of the Proxy Materials to those persons for whom they hold such shares and request authority for the execution of the Proxies. The Company will reimburse them for the reasonable out-of-pocket expenses incurred by them in so doing.

                                VOTING SECURITIES

       Holders of record of the Company's common stock, $.02 par value (the "Old Common Stock"), at the close of business on December 4, 1997 (the "Record Date") will be entitled to vote on all matters. On the Record Date the Company had 3,461,115 shares of Common Stock outstanding. The holders of all shares of Common Stock are entitled to one vote per share. The only class of voting securities outstanding is the Common Stock. One-third of the issued and outstanding shares of the Common Stock entitled to vote, represented in person or by proxy, constitutes a quorum at any stockholders' meeting. Passage of each proposal requires the affirmative vote of a majority of the voting shares represented in person or by proxy at the meeting. Abstentions on a proposal will be counted as votes against that proposal. Broker non-votes will not be counted as shares represented at the meeting.


           SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT

       Set forth below is information as to certain persons known by the Company to be the beneficial owner of more than five percent of the outstanding Common Stock and the beneficial ownership of the Company's directors, individually, and officers and directors as a group as of December 4, 1997:

                                        Shares owned
Name and address of                     beneficially                     Percent
 beneficial owner                     and of record (1)                 of Class
-------------------                   -----------------                 --------

Henry Fong                               881,329 (2)(3)                   24.0%
7315 E. Peakview Ave.
Englewood, CO  80111

Unnamed Association                      187,500                           5.4%
of Persons
c/o Gary L. Blum, Esq.
9595 Wilshire Blvd.
Suite 511
Beverly Hills, CA  90212

Russell L. Casement                       75,000 (4)                       2.1%
1355 South Colorado Blvd.
Suite 320
Denver, CO  80202

Aaron A. Grunfeld                         59,800 (4)                       1.7%
10390 Santa Monica Blvd.
Fourth Floor
Los Angeles, CA  90025

                                        Shares owned
Name and address of                     beneficially                     Percent
 beneficial owner                     and of record (1)                 of Class
-------------------                   -----------------                 --------

Officers and directors                   1,021,129 (2)(3)(5)(6)           27.4%
as a group (four
persons)
----------

(1)      The beneficial owners exercise sole voting and investment power.

(2) Includes 206,545 shares underlying options granted under the Company's 1993 Stock Option Plan.

(3) Includes 15,000 shares of common stock owned by the president's wife of which Mr. Fong disclaims beneficial ownership.

(4) Includes 50,000 shares underlying options granted under the Company's 1993 Stock Option Plan for Non-Employee Directors.

(5) Includes 100,000 shares underlying options granted under the Company's 1993 Stock Option Plan for Non-Employee Directors.

(6) Includes 5,000 shares underlying options granted under the Company's 1993 Stock Option Plan.

         No change in control of the Company has occurred since the beginning of the last calendar year.

         The Company does not know of any arrangements, the operation of which may, at a subsequent date, result in a change in control of the Company.

                               PROPOSAL NUMBER ONE
                              ELECTION OF DIRECTORS

         The following three persons are to be elected as directors of the Company for a term of one year and until the election and qualification of their successors: Henry Fong, Russell L. Casement and Aaron A. Grunfeld. These three directors will constitute the entire Board of Directors. The persons named in the proxy intend to vote for Messrs. Fong, Casement and Grunfeld who have been recommended for election by the Board of Directors of the Company unless a stockholder withholds authority to vote for any or all of the nominees. If any nominee is unable to serve or, for good cause, will not serve, the persons named in the proxy reserve the right to substitute another person of their choice as nominee in his place. Each of the nominees has agreed to serve, if elected.

Vote Required
-------------

         A majority of the votes cast at the meeting by stockholders entitled to vote thereon will be required for election to the Board of Directors.

                    INFORMATION ABOUT DIRECTORS AND OFFICERS


Name
Principal occupation

Henry Fong,
  Age 60* Mr. Fong has been the President, Treasurer and a director of the Registrant since inception. From 1987 to June 1997, Mr. Fong was chairman of the board and chief executive officer of RDM Sports Group, Inc. (f/k/a Roadmaster Industries, Inc.) a publicly-held investee of the Registrant and was its president and treasurer from 1987 to 1996. From July 1996 to October 1997, Mr. Fong was a director of IntraNet Solutions, Inc., a publicly-held investee company which provides internet/intranet solutions to Fortune 1000 companies and was the chairman of the board and treasurer of its predecessor company, MacGregor Sports and Fitness, Inc. from February 1991 until the two companies merged in July 1996. Since January 1993, Mr. Fong has been chairman of the board and Chief Executive Officer of California Pro Sports, Inc., a publicly-traded manufacturer and distributor of in-line skates, hockey equipment and related accessories. From 1959 to 1982 Mr. Fong served in various accounting, finance and budgeting positions with the Department of the Air Force. During the period from 1972 to 1981 he was assigned to senior supervisory positions at the Department of the Air Force headquarters in the Pentagon. In 1978, he was selected to participate in the Federal Executive Development Program and in 1981, he was appointed to the Senior Executive Service. In 1970 and 1971, he attended the Woodrow Wilson School, Princeton University and was a Princeton Fellow in Public Affairs. Mr. Fong received the Air Force Meritorious Civilian Service Award in 1982. Mr. Fong is a certified public accountant. In March 1994, Mr. Fong was one of twelve

                    CEOs selected as Silver Award winners in FINANCIAL WORLD magazine's corporate American "Dream Team."
--------------
  * Mr. Fong is an "interested person" of the Company as defined under the Investment Company Act of 1940, as amended, because he is an affiliated person under that Act.

Russell L. Casement,
    Age 54 Dr. Casement has been a director of the Registrant since February 1989. In 1994, Dr. Casement became the President of ProMark, Inc. a privately-held investee of the Registrant which currently is inactive. Since 1969, Dr. Casement has been the president of his own private dental practice, Russell Casement, D.D.S., P.C., in Denver, Colorado. Dr. Casement earned a Doctor of Dental Science degree from Northwestern University in 1967. Dr. Casement is a member of the American Dental Association, the Colorado Dental Association and the Metro Denver Dental Association.

Aaron A. Grunfeld,
    Age 50 Mr. Grunfeld has been a director of the Registrant since November 1991. Mr. Grunfeld has been engaged in the practice of law for the past 26 years and has been of counsel to the firm of Resch, Polster, Alpert, and Berger, LLP, Los Angeles, California since November 1995. From April 1990 to November 1995, Mr. Grunfeld was a member of the firm of Spensley Horn Jubas & Lubitz, Los Angeles, California. Mr. Grunfeld received an A.B. in Political Science from UCLA in 1968 and a J.D. from Columbia University in 1971. He is a member of the California Bar Association.

Thomas B. Olson,
    Age 31 Mr. Olson has been Secretary of the Registrant since January 1988. Since February 1990, Mr. Olson has been a director, and since May 1994, Secretary of Immune Response, Inc. a publicly held investee of the Registrant formerly engaged in laboratory medical testing and related research activities but which now is seeking other business opportunities. Mr. Olson has attended Arizona State University and the University of Colorado at Denver.

         The Board took action through five board meetings during the 1996 fiscal year.

         The Board of Directors has an Audit Committee consisting of Dr. Casement, as chairman, and Mr. Grunfeld, and a Compensation Committee consisting of Mr. Grunfeld, as chairman, and Dr. Casement. The Board of Directors does not have and does not expect to appoint a nominating committee.

         The Audit Committee reviews and approves the scope of the annual audit undertaken by the Company's independent public accountants and meets with them as is necessary to review the progress and results of their work as well as any recommendations they may make. The Committee also reviews the fees of the independent public accountants and recommends to the Board of Directors the appointment of independent public accountants. In connection with the internal accounting controls of the Company, the Committee reviews internal audit procedures and reporting systems. The Compensation Committee reviews the Company's compensation arrangements as is necessary and makes recommendations to the Board of Directors.

         The Audit Committee met once during the 1996 fiscal year and the Compensation Committee did not meet.

         Each director receives an annual retainer of $10,000, paid monthly, and $500 for each Board meeting attended, as well as reimbursement for expenses incurred in attending Board meetings. Until June 1995, each director received $1,500 for each meeting attended and no annual retainer.


                          COMPENSATION OF DIRECTORS AND
                               EXECUTIVE OFFICERS

Compensation of Officers
------------------------

         Henry Fong, the President of the Company, is the only officer of the Company whose compensation exceeded $100,000 for the fiscal year ended December 31, 1996. In October 1997, the Company's Board of Directors directed the Compensation Committee to retain an outside consultant to review the President's compensation for 1998. The following table summarizes compensation paid to Mr. Fong during the years ended December 31, 1996, 1995, and 1994:


                                         Annual Compensation ($$)
                                 ------------------------------------------
                                                                                    Long Term
                                                                                  Compensation
                                                                                     Awards
(a)                     (b)         (c)           (d)               (e)                (g)                    (i)
Name and                                                           Other                                      All
Principal                                                         Annual             Options                 Other
Position               Year       Salary         Bonus         Compensation           & SARs             Compensation
--------               ----       ------         -----         ------------          -------             ------------
                                   ($$ )          ($$)             ($$)               (##)                   ($$)

Henry Fong             1996       183,013       314,328(1)          -0-                -0-                165,000(2)
President,
Treasurer
Principal
Executive
Officer and
Accounting
Officer

Henry Fong             1995       183,013       571,693(1)          -0-                -0-                165,000(2)

Henry Fong             1994       183,013       669,536(1)          -0-              206,545              165,000(2)

----------

(1) Mr. Fong receives an annual bonus which equals 3% of the Company's total assets as of year end.

(2) On April 1, 1992, the Company purchased a life insurance policy with retirement benefits for Mr. Fong which pays his beneficiary $2,600,000 in the event of Mr. Fong's untimely death or provides for retirement benefits for Mr. Fong upon his retirement at or after age 65 utilizing the cash value of the policy at that time. This benefit is being provided to Mr. Fong in consideration of his more than ten years of service to the Company and in anticipation of his serving the Company until retirement. The Company has no other retirement or pension plan for Mr. Fong. The annual premium on this policy is $105,414 per year for seven years until March 30, 1999, and may be considered other future compensation to Mr. Fong. For the year ended December 31, 1996, $105,414 was paid toward the policy and an additional $59,586 was paid to Mr. Fong for deferred income taxes on the policy. The amount in this column includes payments and tax liability on the life insurance policy.

         Also in April 1992, the Company bought a Key-man Life insurance policy which pays the Company $3,000,000 in the event of Mr. Fong's untimely death. The Company paid $14,300 on this policy in 1996 which is not considered compensation to Mr. Fong.

Option/SAR Grants During Fiscal 1996
------------------------------------

         No stock options or stock appreciation rights were granted to the person named in the Summary Compensation Table during the fiscal year ended December 31, 1996.

Aggregated Option/SAR Exercises During Fiscal 1996 and December 31, 1996 Option/SAR Values
-------------------------------------------------------------------

         The following table summarizes information concerning the exercise of options during the fiscal year ending December 31, 1996, and the unexercised value of the options held by the person named in the Summary Compensation Table.


(a)                              (b)                     (c)                     (d)                      (e)
                                                                              Number of                   (1)
                                                                             Securities                Value of
                                                                             Underlying               Unexercised
                                                                             Unexercised             In-The-Money
                                                                            Options/SARs             Options/SARs

                               Shares                                      at FY-End (#)             at FY-End (#)
                             Acquired on               Valued               Exercisable/             Exercisable/
Name                        Exercise (#)            Realized ($)            Unexercisable            Unexercisable
----                        ------------            ------------            -------------            -------------

Henry Fong                       -0-                     -0-                 206,545/-0-             (245,272)/-0-

----------

(1) Market value of the underlying securities at year-end, minus the exercise price of "in-the-money" options/SARs.


Compensation of Directors
-------------------------

         Each director receives an annual retainer of $10,000, paid monthly, and $500 for each Board meeting attended, as well as reimbursement for expenses incurred in attending Board meetings. Until June 1995, each director received $1,500 of each Board meeting attended and no annual retainer.

1993 Stock Option Plan for Non-Employee Directors
-------------------------------------------------

         The Company has adopted the 1993 Stock Option Plan for Non- Employee Directors (the "Directors' Plan") reserving an aggregate of 250,000 shares of Common Stock for issuance pursuant to the exercise of stock options (the "Options") which may be granted to non-employee directors of the Company. On July 5, 1995, an order was issued by the Securities and Exchange Commission authorizing the Directors' Plan and the options granted thereunder. The Directors' Plan is for a ten year term commencing July 5, 1995 (the "Effective Date"). Each Non-Employee Director automatically, as of the Effective Date, was granted an option to purchase 50,000 shares of Common Stock at $3.00 per share. Thereafter, each director who first becomes a Non-Employee Director after the

Effective Date shall automatically, as of the date 90 days following the date such director first becomes a non-employee director, be granted an option to purchase 50,000 shares of Common Stock. No additional options can be granted under the Directors' Plan except to a director who first becomes a Non-Employee Director after the Effective Date. No discretionary grants can be made under the Directors' Plan.

Employment Contracts and Termination of Employment and Change-in-
Control Arrangements
-----------------------------------------------------------------

         On April 1, 1992, the Company bought a life insurance policy on the Company's President, Henry Fong, which provides for a payment to Mr. Fong's beneficiary of $2,600,000 in the event of his untimely death or a retirement benefit to Mr. Fong of the cash value of the policy upon Mr. Fong's retirement from the Company at or after age 65. The Company has no other compensation plan or arrangement with respect to any executive officer which plan or arrangement results or will result from the resignation, retirement or any other termination of such individual's employment with the Company. The Company has no plan or arrangement with respect to any such persons which will result from a change in control of the Company or a change in the individual's responsibilities following a change in control.

        COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES AND EXCHANGE ACT
                                     OF 1934

         To the Company's knowledge, based solely upon a review of the copies of the Forms 3, 4 and 5 filed pursuant to Section 16(a) of the Securities and Exchange Act of 1934 as furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 1996, all of the Corporation's officers, directors and greater than ten percent beneficial owners made all required filings.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         The Company currently leases approximately 1,800 square feet of office space in Greenwood Executive Park, 6400 South Quebec, Englewood, Colorado from a partnership in which its President and his wife are sole partners, on terms comparable to the existing market for similar facilities.

         During the period from May 1, 1997 through December 1, 1997, the Company's President loaned the Company a total of $240,000. Of this amount, $161,481 has been repaid leaving a principal balance due at December 1, 1997 of $345,519 plus accrued interest. These uncollateralized loans are all due on demand and bear interest at 8% per annum. In addition, a related entity loaned the Company $100,000 in August 1997. This loan bears interest at 12% per annum, is due on demand and is collateralized by 25,000 shares of the Company's investment in an investee company's common stock.

         Effective October 31, 1997, the Company entered into an agreement with an investee company, IntraNet Solutions, Inc. ("IntraNet"). Because the Company had entered into a prior indemnification agreement with IntraNet in July 1996, it agreed to purchase a certain note receivable in the amount of $564,755 which IntraNet had from an RDM subsidiary, Hutch Sports USA ("Hutch"). This amount is included as "accrued liability-indemnity agreement" in the September 30, 1997 financial statements. Hutch had filed bankruptcy on August 29, 1997. The Company paid $414,755 of the purchase amount to IntraNet on October 31, 1997. The balance of $150,000 is due on demand but no later than December 31, 1997. The note bears interest at 8.75% per annum, is secured by an officer's pledging of a common stock purchase warrant relating to 62,550 shares of IntraNet and is also personally guaranteed by the Company's President. Furthermore, the Company's President agreed to resign from the Board of IntraNet, both IntraNet and the Company agreed to terminate effective October 31, 1997 the indemnification agreement under which the Company's maximum exposure was $2,000,000, and agreed to mutually release each other from any claims relating to this agreement and certain other items.

         The Company has placed members of its Board and its officers on the boards of directors of certain investee companies and other companies in which it has obtained an equity interest or to which it has made loans or guarantees. In most instances, the board representation was subsequent to these acquisitions, loans or guarantees. The Company may be considered to be in control of certain of its investee companies.




                               PROPOSAL NUMBER TWO
                       APPOINTMENT OF INDEPENDENT AUDITOR

         The Board of Directors of the Company has appointed the firm of Davis & Co., CPAs, P.C., as independent auditor of the Company for the year ended December 31, 1997. A representative of Davis & Co., CPAs, P.C., is not expected to be present at the meeting. There are no existing direct or indirect understandings or agreements between the Company and Davis & Co., CPAs, P.C., that place a limit on current or future years' audit fees.

         The firm of Davis & Co., CPAs, P.C., provided services to the Company during the year ended December 31, 1996 relating principally to the examination of the financial statements and related reporting which included the annual audit of the Company's financial statements.

Vote Required
-------------

         A majority of the votes cast at the meeting by stockholders entitled to vote thereon will be required to ratify the appointment of the independent auditors.


                              FINANCIAL INFORMATION

         A copy of the 1996 Annual Report of the Company, including audited financial statements, is being sent to stockholders with this Proxy Statement.


                                  OTHER MATTERS

         Management does not know of any other matters to be brought before the meeting. However, if any other matters properly come before the meeting, it is the intention of the appointees named in the enclosed form of Proxy to vote in accordance with their best judgment on such matters.


                              STOCKHOLDER PROPOSALS

         Any stockholder proposing to have any appropriate matter brought before the 1998 Annual Meeting of Stockholders, tentatively scheduled for July 27, 1998, must submit such proposal in accordance with the proxy rules of the Securities and Exchange Commission. Such proposals should be sent to Thomas B. Olson, Secretary, Equitex, Inc., 7315 East Peakview Avenue, Greenwood Executive Park, Building 8, Englewood, Colorado 80111, for receipt no later than March 30, 1998.


                                       By Order of the Board of
                                       Directors:

                                       EQUITEX, INC.


Date: December 5, 1997                 Thomas B. Olson,
                                       Secretary

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                                      PROXY
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                                  EQUITEX, INC.
                            7315 East Peakview Avenue
                      Greenwood Executive Park, Building 8
                            Englewood, Colorado 80111

                         ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON DECEMBER 30, 1997

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned stockholder of Equitex, Inc. (the "Company") hereby constitutes and appoints Henry Fong or Thomas B. Olson as attorneys and proxies, to appear, attend and vote all of the shares of the Common Stock of Equitex, Inc. standing in the name of the undersigned at the 1997 Annual Meeting of Stockholders of Equitex, Inc. to be held at the offices of Friedlob Sanderson Raskin Paulson & Tourtillott, LLC, 1400 Glenarm Place, Third Floor, Denver, Colorado 80202, on December 30, 1997, at 10:00 a.m., Mountain Standard Time, and at any postponements or adjournments thereof:

         1. To elect the following three directors to serve until the next annual meeting of stockholders and until their successors have been elected and qualified: Henry Fong, Russell L. Casement and Aaron A. Grunfeld.

         For all nominees _______.

         Withhold authority to vote for all nominee(s) ______.

         Withhold authority to vote for nominee(s) named below:

         ------------------------------------------------------------

         2. To consider and vote upon the ratification of the appointment of Davis & Co., CPAs, P.C., as independent auditor of the Company for the year ending December 31, 1997.

                  FOR  ______       AGAINST  ______       ABSTAIN  ______

         3. To transact such other business as may properly come before the meeting.

         The shares represented hereby will be voted as specified hereon with respect to proposals one and two, but they will be voted FOR the nominees listed in proposal one and FOR proposal two if no specification is made. This Proxy will be voted in accordance with the discretion of the proxies on any other business.

         Please mark, date and sign your name exactly as it appears hereon and return the Proxy in the enclosed envelope as promptly as possible. It is important to return this Proxy properly signed in order to exercise your right to vote if you do not attend the meeting and vote in person. When signing as agent, partner, attorney, administrator, guardian, trustee or in any other fiduciary or official capacity, please indicate your title. If stock is held jointly, each joint owner must sign.

Date:  ____________, 1997

                                                  ------------------------------
                                                  Signature(s)

                                                  Address if different from that
                                                  on label:

                                                  ------------------------------
                                                  Street Address

                                                  ------------------------------
                                                  City, State and Zip Code

                                                  ------------------------------
                                                  Number of shares

Please check if you intend to be present at the meeting:  ______